UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2023

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, No Par Value	SKYW	The Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2023, SkyWest, Inc. (the “Company”) held its annual meeting of shareholders in a virtual-only meeting format, at which the Company’s shareholders considered and voted on the items described below:

1.	The following persons were elected to serve as directors of the Company, each to serve until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, based upon the following votes:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jerry C. Atkin	37,905,300	947,482	25,764	4,319,209
Russell A. Childs	38,273,754	571,073	33,719	4,319,209
Smita Conjeevaram	35,526,189	3,202,190	150,167	4,319,209
Meredith S. Madden	38,491,137	322,972	64,437	4,319,209
Ronald J. Mittelstaedt	37,762,060	1,029,530	86,956	4,319,209
Andrew C. Roberts	38,285,371	326,818	266,357	4,319,209
Keith E. Smith	38,028,478	804,100	45,968	4,319,209
James L. Welch	31,967,239	6,861,589	49,718	4,319,209

2.	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following votes:

Votes for approval	38,195,660
Votes against	629,377
Abstentions	53,509
Broker Non-Votes	4,319,209

3.	The Company’s shareholders approved, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers every year, based upon the following votes:

For 1 Year	35,944,448
For 2 Years	113,990
For 3 Years	2,787,883
Abstentions	32,225

4.	The Company’s shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023, based upon the following votes:

Votes for approval	42,574,618
Votes against	571,844
Abstentions	51,293

Based upon the results set forth in Proposal 3 above, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Dated: May 4, 2023	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer